 EXHIBIT 10.17

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

                  This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of August 23, 2007, by and among RADNET MANAGEMENT, INC., a California corporation (the "BORROWER"), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("AGENT") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement
(each as hereinafter defined).

                                    RECITALS
                                    --------

         WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Credit Agreement dated as of November 15, 2006 (as amended by that certain Limited Waiver and Amendment No. 1 to Credit Agreement
dated April 5, 2007 and that certain Amendment No. 2 to Credit Agreement dated
May 30, 2007 and as further amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrowers, Agent and Requisite Lenders have agreed to the amendments as set forth herein;

         NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

AMENDMENTS TO CREDIT AGREEMENT.
-------------------------------

                           AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement
is hereby amended by replacing each occurrence of the words "Primedex Health
Systems" with the word "RadNet" therein.

                           AMENDMENT TO SECTION 1.1(A). SECTION 1.1(A) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "TERM LOAN B. Subject to the terms and conditions of this
         Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, the Term Lenders made a term loan to the Borrower on the Closing Date, in the aggregate principal amount of $225,000,000, the outstanding aggregate principal balance of which is $223,875,000 immediately prior to the Amendment No. 3 Closing Date.
         Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Term Lender, severally and not jointly, agrees to lend to the Borrower, in one draw, on the Amendment No. 3 Closing Date an amount such that, after giving effect to such loan, the amount of each

         Term Loan B (as defined below) held by each Term Lender shall be as set forth opposite such Lender's name in ANNEX B under the heading Term
         Loan B Commitment. Amounts borrowed under this SUBSECTION (A) are collectively referred to as the "TERM LOAN B." Borrower shall repay
         Term Loan B through periodic payments on the dates and in the amounts indicated below ("SCHEDULED INSTALLMENTS").

                                                                      Scheduled
                                  Date                               Installment
                                  ----                               -----------

            Beginning with September 30, 2007, each March 31,           $625,000
            June 30, September 30 and December 31 occurring
            prior to September 30, 2012

            November 15, 2012                                       $236,375,000

                  The final installment shall in all events equal the entire remaining principal balance of the Term Loan B. Notwithstanding the foregoing, the outstanding principal balance of the Term Loan B shall be due and payable in full on the Commitment Termination Date. Amounts borrowed under this SECTION 1.1(A) and repaid may not be reborrowed.

                  At the request of the applicable Lender, such Lender's Term
         Loan B shall be evidenced by promissory notes substantially in the form of EXHIBIT 1.1(A) (as amended, modified, extended, substituted or replaced from time to time, each a "TERM NOTE B" and, collectively, the
         "TERM NOTES B"), and, except as provided in SECTION 1.7, Borrower shall execute and deliver each Term Note B to the applicable Lender. Each
         Term Note B shall represent the obligation of Borrower to pay the amount of the applicable Lender's Term Loan B Commitment, together with interest thereon."

                           AMENDMENT TO SECTION 1.3(A). SECTION 1.3(A) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "FEE LETTER. Borrower shall pay to GE Capital, individually, the Fees specified in that certain fee letter dated as of June 27, 2006 among Borrower and GE Capital, as supplemented by that certain
         Supplemental Fee Letter dated as of the Amendment No. 3 Closing Date
         (collectively, the "GE CAPITAL FEE LETTER"), at the times specified for payment therein."

                           AMENDMENT TO SECTION 1.5(D). SECTION 1.5(D) of the
Credit Agreement is hereby amended to be titled "PREPAYMENTS FROM ISSUANCE OF
SECURITIES; SEGREGATED ACCOUNT" and is amended to include the following sentence at the end thereof:

                  "On the one hundred twentieth day following the Amendment No.
         3 Closing Date, the Borrower shall prepay the Loans, in accordance with
         SECTION 1.5(E), in an amount equal to 100% of the remaining funds in the Segregated Account which has not been used to pay the purchase price of the Strategic Initiatives."

                           AMENDMENT TO SECTION 3. SECTION 3 of the Credit
Agreement is hereby amended by inserting the following new SECTION 3.25 at the end thereof:

         "3.25 SEGREGATED ACCOUNT. As of the Amendment No. 3 Closing Date,
         Borrower has deposited into deposit account number 112-813519 at City
         National Bank $10,200,000 ("Segregated Account") which (i) funds will be used solely to (A) pay for Strategic Initiatives approved in writing by the Administrative Agent or (B) repay Loans hereunder as required by
         Section 1.5(d) and (ii) will be subject to a Control Agreement. The
         Agent shall have sole dominion and control of the Segregated Account and shall withdraw funds therefrom (i) upon the written request of the
         Borrower, to pay for Strategic Initiatives approved in writing by the
         Agent or (ii) to repay Loans as required by SECTION 1.5(D) (and the
         Borrower hereby acknowledges that the Agent may, without notice to the
         Borrower, withdraw funds from the Segregated Account for the purposes set forth in this sentence)."

                           AMENDMENT TO SECTION 4.9. SECTION 4.9 of the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

         "4.9 CASH MANAGEMENT SYSTEMS. Borrower shall, and shall cause each other Credit Party to, (i) enter into Control Agreements with respect to each deposit account maintained by Borrower or any Subsidiary of Borrower (other than
(a) any payroll account or other disbursement account which is a zero balance account and (b) any account (a "GOVERNMENTAL ACCOUNT") into which amounts are paid by a governmental entity pursuant to one or more Health Care Laws) as of or after the Closing Date and (ii) cause all amounts on deposit in or credited to each Governmental Account to be transferred, every Business Day, to an account subject to a Control Agreement. Each such deposit account control agreement shall be in form and substance reasonably satisfactory to Agent."

                           AMENDMENT TO SECTION 5.1(F). SECTION 5.1(F) of the
Credit Agreement is hereby amended by replacing the amount "$15,000,000" which appears therein with "$20,000,000".

                           AMENDMENT TO SECTION 5.6(V). SECTION 5.6(V) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "(v) the sum of all amounts payable in connection with any Permitted
         Acquisition (including the purchase price, all transaction costs and all Indebtedness, liabilities and Contingent Obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Borrower and Target) shall not exceed
         $12,000,000 (or an amount not to exceed $12,500,000 with respect to the

         Borg Acquisition) and the sum of such amounts payable in connection with all Permitted Acquisitions shall not exceed $50,000,000, and the portion thereof allocable to goodwill and intangible assets for all such Permitted Acquisitions during the term hereof shall not exceed
         $30,000,000."

                           AMENDMENT TO SECTION 5.7. SECTION 5.7 of the Credit
Agreement is hereby amended by
inserting the following new clause (d):

         "(d) the Identified Sale-Leaseback."

                           AMENDMENT TO SECTION 5.17. SECTION 5.17 of the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

                           "5.17   SALE-LEASEBACKS.

         Other than the Identified Sale-Leaseback, the Credit Parties shall not and shall not cause or permit any of their Subsidiaries to engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets."

                           AMENDMENT TO SECTION 5.20. SECTION 5.20 of the Credit
Agreement is hereby amended by replacing the amount "$25,500,000" which appears therein with "$35,000,000".

                           AMENDMENT TO SECTION 6.1(A). SECTION 6.1(A) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "CAPITAL EXPENDITURE LIMITS. Holdings and its Subsidiaries on
         a consolidated basis shall not make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods (the "CAPEX LIMIT"):

                                                             MAXIMUM CAPITAL
                                                             EXPENDITURES
                  PERIOD                                     PER PERIOD
                  ------                                     ---------------
                  Fiscal Year 2007                           $42,000,000
                  Fiscal Year 2008                           $42,000,000
                  Fiscal Year 2009                           $45,000,000
                  Fiscal Year 2010 and each Fiscal Year      $45,000,000
                  thereafter

         PROVIDED, HOWEVER, that the Capex Limit referenced above will be increased in any period by an amount equal to 50% of the difference obtained by taking the Capex Limit for the immediately prior period
         (excluding any Capex Carry Over Amounts) MINUS the actual amount of any

         Capital Expenditures expended during such prior period (the "CAPEX
         CARRY OVER AMOUNT"), and for purposes of measuring compliance herewith, the Capex Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in that succeeding period."

                           AMENDMENT TO SECTION 6.2(D). SECTION 6.2(D) of the
Credit Agreement is hereby amended by replacing the word "Month" which appears therein with the word "Quarter".

                           AMENDMENT TO SECTION 6.2(E). SECTION 6.2(E) of the
Credit Agreement is hereby amended by replacing the reference to "SECTIONS
6.2(A)(III) AND (B)" with "SECTIONS 6.2(A)(I) AND (B)" therein, replacing the word "Month" which appears therein with the word "Quarter" and by deleting the phrase "and the portion of the current Fiscal Quarter then elapsed" therein.

                           AMENDMENTS TO ANNEX A. ANNEX A of the Credit
Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

"AMENDMENT NO. 3 CLOSING DATE MEANS AUGUST 23, 2007."

"GOVERNMENTAL ACCOUNT HAS THE MEANING ASCRIBED TO IT IN SECTION 4.9."

"IDENTIFIED SALE-LEASEBACK MEANS THE SALE-LEASEBACK OF ASSETS IDENTIFIED TO
AGENT IN AN AMOUNT NOT TO EXCEED $13,000,000 ON TERMS AND PURSUANT TO
DOCUMENTATION ACCEPTABLE TO AGENT."

"SEGREGATED ACCOUNT HAS THE MEANING ASCRIBED TO IT IN SECTION 3.25."

 "STRATEGIC INITIATIVES MEANS ANY ACQUISITIONS, INVESTMENTS, OR OTHER
INITIATIVES TAKEN BY BORROWER AND APPROVED IN ADVANCE IN WRITING BY THE AGENT."

                           AMENDMENTS TO ANNEX A. ANNEX A of the Credit
Agreement is hereby amended by amending and restating the following definitions to each read in its entirety as follows:

         "COMMITMENTS means (a) as to any Lender, the aggregate of such
         Lender's Revolving Loan Commitment and Term Loan B Commitment as set
         forth on ANNEX B to the Agreement (as supplemented by SUPPLEMENTAL
         ANNEX B to the Agreement) or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all
         Lenders' Revolving Loan Commitments and Term Loan B Commitments, which aggregate commitment shall be THREE HUNDRED FIVE MILLION DOLLARS
         ($305,000,000) on the Amendment No. 3 Closing Date, as such Commitments may be reduced, amortized or adjusted from time to time in accordance with this Agreement."

         "REVOLVING LOAN COMMITMENT means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of Revolving Credit Advances or incur its Pro Rata Share of Letter of Credit Obligations (including, in the case of the Swing Line Lender, its commitment to make Swing Line
         Advances as a portion of its Revolving Loan Commitment) as set forth on

         ANNEX B (as supplemented by SUPPLEMENTAL ANNEX B to the Agreement) or in the most recent Assignment Agreement, if any, executed by such
         Lender and (b) as to all Lenders, the aggregate commitment of all
         Lenders to make the Revolving Credit Advances (including, in the case of the Swing Line Lender, Swing Line Advances) or incur Letter of
         Credit Obligations, which aggregate commitment shall be FIFTY-FIVE
         MILLION DOLLARS ($55,000,000) on the Amendment No. 3 Closing Date, as
         such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

         "TERM LOAN B COMMITMENT means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of the Term Loan B (as set forth on ANNEX B (as supplemented by SUPPLEMENTAL ANNEX B)) in the maximum aggregate amount set forth in SECTION 1.1(A) or in the most recent
         Assignment Agreement, if any, executed by such Lender and (b) as to all
         Lenders, the aggregate commitment of all Lenders to make the Term Loan
         B. The Term Loan B Commitment with respect to each Term Loan B shall reduce automatically by the amount prepaid or repaid in respect of such
         Term Loan B (but solely by the amount of such prepayment or repayment allocable to a Lender, for purposes of clause (a) of this definition)."

                           AMENDMENT TO ANNEX B. ANNEX B of the Credit Agreement
is hereby supplemented with the SUPPLEMENTAL ANNEX B attached as ANNEX B to this
Amendment.

                           AMENDMENT TO ANNEX F. SECTION 6.1(C) (Minimum Fixed
Charge Coverage Ratio) to ANNEX F is hereby replaced with the revised Section
6.1(c) attached as ANNEX F to this Amendment.

                           AMENDMENT TO EXHIBIT 6.2(D). EXHIBIT 6.2(D)
(Borrowing Base Certificate) is hereby replaced with the revised EXHIBIT 6.2(D)
attached as EXHIBIT 6.2(D) to this Amendment.

                           SCHEDULES. Each of SCHEDULES 3.1(A), 3.1(B), 3.10,
3.11, 3.12, 3.14, 3.16, 3.17, 3.18, 3.19, 5.1, 5.2, 5.6, and 5.9 to the Credit
Agreement is hereby replaced with the applicable SCHEDULE attached hereto.

                  REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. The Credit
Parties represent and warrant that:

                         the execution, delivery and performance by each Credit
        Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity
        (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                         after giving effect to this Amendment, each of the
        representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

                  CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon satisfaction of the following conditions precedent:

 This Amendment shall have been executed and delivered by the Agent, Requisite
Lenders and the Credit Parties;

The execution and delivery or satisfaction of each of the agreements, documents or other instruments or conditions set forth in the closing checklist attached hereto as EXHIBIT A (the "CLOSING CHECKLIST"), in form, substance and manner satisfactory to the Agent;

The execution and delivery of the Amendment No. 3 to the Second Lien Credit
Agreement, in form, substance and manner satisfactory to the Agent; and

                           (d) The Agent shall have received a nonrefundable
                           amendment fee equal to $281,275 which shall be fully
                           earned and payable on the date hereof.

                  REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                         The Credit Agreement and the other Loan Documents shall
        remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

                         The execution, delivery and effectiveness of this
        Amendment shall not operate as a waiver of any right, power or remedy of
        Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit
        Agreement or any Loan Document, except as specifically set forth herein.
        Upon the effectiveness of this Amendment, each reference in the Credit
        Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit
        Agreement as amended hereby.

                  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  HEADINGS. Section headings in this Amendment are included
herein for convenience of reference only and shall not constitute a part of this
Amendment for any other purposes.

                  COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  REAFFIRMATION OF GUARANTIES. The Credit Parties signatory
hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the
Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit
Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan
Documents shall take into account the provisions of this Amendment and be a reference to the "Credit Agreement" and the "Obligations" as amended hereby.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.

                                        RADNET MANAGEMENT, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        RADNET, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        BEVERLY RADIOLOGY MEDICAL GROUP III

                                        By: ProNet Imaging Medical Group, Inc.,
                                            its general partner

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        By: Beverly Radiology Medical Group,
                                            Inc. its general partner

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        PRONET IMAGING MEDICAL GROUP, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        BEVERLY RADIOLOGY MEDICAL GROUP, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        RADNET SUB, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        SOCAL MR SITE MANAGEMENT, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        RADNET MANAGEMENT I, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        RADNET MANAGEMENT II, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        RADNET MANAGED IMAGING SERVICES, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        DIAGNOSTIC IMAGING SERVICES, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: Chief Financial Officer

                                        RADIOLOGIX, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        ADVANCED IMAGING PARTNERS, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        IDE IMAGING PARTNERS, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        MID ROCKLAND IMAGING PARTNERS, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        PACIFIC IMAGING PARTNERS, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        QUESTAR IMAGING INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        TREASURE COAST IMAGING PARTNERS, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        COMMUNITY IMAGING PARTNERS, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        RADIOLOGY AND NUCLEAR MEDICINE IMAGING
                                        PARTNERS, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        VALLEY IMAGING PARTNERS, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        QUESTAR DULUTH, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        QUESTAR LOS ALAMITOS, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        QUESTAR VICTORVILLE, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        ROCY MOUNTAIN OPENSCAN MRI, LLC

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        FRI, INC.

                                        By: /s/ Howard G. Berger
                                            ------------------------------------
                                            Name: Howard G. Berger, M.D.
                                            Title: President

                                        GENERAL ELECTRIC CAPITAL CORPORATION
                                        as Agent and a Lender

                                        By: /s/ Andrew Moore
                                            ------------------------------------
                                            Duly Authorized Signatory

                                        Cratos CLO I LTD.
                                        By: Cratos CDO Management, LLC
                                        As Attorney-in-fact

                                        By: Cratos Capital Partners, LLC
                                        Its Manager

                                        By: /s/ Jill E. Snyder
                                            ------------------------------------
                                            Name: Jill E. Snyder
                                            Title: Senior Vice President

                                        Cratos CLO II LTD.
                                        By: Cratos CDO Management, LLC
                                        As Attorney-in-fact

                                        By: Cratos Capital Partners, LLC
                                        Its Manager

                                        By: /s/ Jill E. Snyder
                                            ------------------------------------
                                            Name: Jill E. Snyder
                                            Title: Senior Vice President

                                        ACA CLO 2006-2, Limited, as a Lender

                                        By: /s/ Vincent Ingato
                                            ------------------------------------
                                            Name: Vincent Ingato
                                            Title: Managing Directory

                                        ACA CLO 2007-1, Limited, as a Lender

                                        By: /s/ Vincent Ingato
                                            ------------------------------------
                                            Name: Vincent Ingato
                                            Title: Managing Directory

                                        Greyrock CDO Limited

                                        By Aladdin Capital Management LLC, as
                                        Manager

                                        By: /s/ Vincent Ingato
                                            ------------------------------------
                                            Name: Vincent Ingato
                                            Title: Managing Directory

                                        Landmark II CDO Limited
                                        By Aladdin Capital Management, LLC, as
                                        Manager

                                        By: /s/ Thomas E. Bancroft
                                            ------------------------------------
                                            Name: Thomas E. Bancroft
                                            Title: Designated Signatory

                                        Landmark IX CDO Limited
                                        By Aladdin Capital Management, LLC, as
                                        Manager

                                        By: /s/ Thomas E. Bancroft
                                            ------------------------------------
                                            Name: Thomas E. Bancroft
                                            Title: Designated Signatory

                                        Landmark VI CDO Limited
                                        By Aladdin Capital Management, LLC, as
                                        Manager

                                        By: /s/ Thomas E. Bancroft
                                            ------------------------------------
                                            Name: Thomas E. Bancroft
                                            Title: Designated Signatory

                                        Landmark VII CDO Limited
                                        By Aladdin Capital Management, LLC, as
                                        Manager

                                        By: /s/ Thomas E. Bancroft
                                            ------------------------------------
                                            Name: Thomas E. Bancroft
                                            Title: Designated Signatory

                                        BLACK DIAMOND CLO 2005-2 Ltd.
                                        By: Black Diamond CLO 2005-2 Advisor,
                                        LLC., As its Collateral Manager

                                        By: /s/ Stephen H. Deckoff
                                            ------------------------------------
                                            Name: Stephen H. Deckoff
                                            Title: Managing Principal

                                        Brencourt BD, LLC., as Lender

                                        By: /s/ Michael Palmer
                                            ------------------------------------
                                            Name: Michael Palmer
                                            Title: CFO

                                        Man Mac Schreckhorn 14B Ltd., as Lender

                                        By: /s/ Michael Palmer
                                            ------------------------------------
                                            Name: Michael Palmer
                                            Title: CFO

                                        CIFC Funding 2005-I, Ltd.
                                        CIFC Funding 2006-IB, Ltd.
                                        CIFC Funding 2006-II, Ltd.
                                        CIFC Funding 2007-I, Ltd.
                                        CIFC Funding 2007-II, Ltd.,
                                        as Lender

                                        By: /s/ Sean O. Dougherty
                                            ------------------------------------
                                            Name: Sean O. Dougherty
                                            Title: General Counsel

                                        PREMIER FUNDING, LTD., as a Lender

                                        By: Citigroup Global Markets Realty
                                        Corp., as Collateral Administrator

                                        By: /s/ authorized signatory
                                            ------------------------------------
                                            Name: Authorized Signatory

                                        ColumbusNova CLO Ltd. 2006-II as Lender

                                        By: /s/ Paul L. Cal
                                            ------------------------------------
                                            Name: Paul L. Cal
                                            Title: Associate Director

                                        ColumbusNova CLO Ltd. 2007-I as Lender

                                        By: /s/ Paul L. Cal
                                            ------------------------------------
                                            Name: Paul L. Cal
                                            Title: Associate Director

                                         ColumbusNova CLO Ltd. 2007-II as Lender

                                         By: /s/ Paul L. Cal
                                            ------------------------------------
                                            Name: Paul L. Cal
                                            Title: Associate Director

                                         [CAINE FUNDING], as a Lender

                                         By: /s/ Neam Ahmed
                                             -----------------------------------
                                             Name: Neam Ahmed
                                             Title: Authorized Signatory

                                         CypressTree CLAIF Funding LLC, as a
                                         Lender

                                         By: /s/ Tara E. Kenny
                                             -----------------------------------
                                             Name: Tara E.Kenny
                                             Title: Assistant Vice President

                                        Evergreen CBNA Loan Funding LLC, as
                                        a Lender

                                        By: /s/ Brian Schott
                                            ------------------------------------
                                            Name: Brian Schott
                                            Title: Attorney-in-fact

                                        INVESTORS BANK & TRUST COMPANY AS SUB-
                                        CUSTODIAN AGENT OF CYPRESSTREE
                                        INTERNATIONAL LOAN HOLDING COMPANY
                                        LIMITED

                                        By: /s/ John Frabotta
                                            ------------------------------------
                                            Name: John Frabotta
                                            Title: Managing Director

                                        By: /s/ Martha Hadeler
                                            ------------------------------------
                                            Name: Martha Hadeler
                                            Title: Managing Director

                                        Grand Central Asset Trust, BDC, Series,
                                        as a Lender

                                        By: /s/ Brian Schott
                                            ------------------------------------
                                            Name: Brian Schott
                                            Title: Attorney-in-fact

                                        Denali Capital LLC, managing member of
                                        DC Funding Partners LLC, portfolio
                                        manager for DENALI CAPITAL CLO IV, LTD,
                                        or an affiliate

                                        By: /s/ John P. Thacker
                                            ------------------------------------
                                            Name: John P. Thacker
                                            Title: Chief Credit Officer

                                        Denali Capital LLC, managing member of
                                        DC Funding Partners LLC, portfolio
                                        manager for DENALI CAPITAL CLO V, LTD,
                                        or an affiliate

                                        By: /s/ John P. Thacker
                                            ------------------------------------
                                            Name: John P. Thacker
                                            Title: Chief Credit Officer

                                        Denali Capital LLC, managing member of
                                        DC Funding Partners LLC, portfolio
                                        manager for DENALI CAPITAL CLO VI, LTD,
                                        or an affiliate

                                        By: /s/ John P. Thacker
                                            ------------------------------------
                                            Name: John P. Thacker
                                            Title: Chief Credit Officer

                                        Denali Capital LLC, managing member of
                                        DC Funding Partners LLC, portfolio
                                        manager for DENALI CAPITAL CLO VII, LTD,
                                        or an affiliate

                                        By: /s/ John P. Thacker
                                            ------------------------------------
                                            Name: John P. Thacker
                                            Title: Chief Credit Officer

                                        Denali Capital LLC, managing member of
                                        DC Funding Partners LLC, portfolio
                                        manager for DENALI CAPITAL CREDIT
                                        OPPORTUNITY FUND FINANCING, LTD, or an
                                        affiliate

                                        By: /s/ John P. Thacker
                                            ------------------------------------
                                            Name: John P. Thacker
                                            Title: Chief Credit Officer

                                        SENIOR DEBT PORTFOLIO, as a Lender

                                        By: Boston Management and Research as
                                        Investor Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE SENIOR INCOME TRUST, as a
                                        Lender

                                        By: Eaton Vance Management as Investment
                                            Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND, as a Lender

                                        By: Eaton Vance Management as Investment
                                            Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE CDO VII PLC, as a Lender

                                        By: Eaton Vance Management as Investment
                                            Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE CDO VIII PLC, as a Lender

                                        By: Eaton Vance Management as Investment
                                            Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE CDO X PLC, as a Lender

                                        By: Eaton Vance Management as Investment
                                            Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        GRAYSON & CO., as a Lender

                                        By: Boston Management and Research as
                                        Investment Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE, as a Lender
                                        VT FLOATING-RATE INCOME FUND

                                        By: Eaton Vance Management as Investment
                                        Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE, as a Lender
                                        LIMITED DURATION INCOME FUND

                                        By: Eaton Vance Management as Investment
                                        Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE SENIOR FLOATING-RATE TRUST,
                                        as a Lender

                                        By: Eaton Vance Management as Investment
                                        Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE FLOATING-RATE INCOME TRUST,
                                        as a Lender

                                        By: Eaton Vance Management as Investment
                                        Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE VARIABLE LEVERAGE FUND Ltd.,
                                        as a Lender

                                        By: Eaton Vance Management as Investment
                                        Advisor

                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name: Michael B. Botthof
                                            Title: Vice President

                                        MC Funding Ltd., as a Lender

                                        By: Monroe Capital Management, LLC As
                                        Collateral Manager

                                        By: /s/ James M. Cassady
                                            ------------------------------------
                                            Name: James M. Cassady
                                            Title: Vice President

                                        ORIX FINANCE CORP., as a Lender

                                        By: /s/ Christopher L. Smith
                                            ------------------------------------
                                            Name: Christopher L. Smith
                                            Title: Authorized Representative

                                        Satellite Senior Income Fund II, LLC,
                                        as a Lender

                                        By: Satellite Asset Management, LP.
                                        Its Investment Manager

                                        By: /s/ Matt Des Champs
                                            ------------------------------------
                                            Name: Matt Des Champs
                                            Title: CFO & Principal

                                        TELOS CLO 2006-1, LTD, as a Lender

                                        By: /s/ Jonathan Tepper
                                            ------------------------------------
                                            Name: Jonathan Tepper
                                            Title: Principal

                                        TELOS CLO 2007-2, LTD, as a Lender

                                        By: /s/ Jonathan Tepper
                                            ------------------------------------
                                            Name: Jonathan Tepper
                                            Title: Principal

                                        COLTS 2005-2, LTD., as a Lender

                                        by: Structured Asset Investors, LLC
                                        as Collateral Manager

                                        By: /s/ Kevin McCarthy
                                            ------------------------------------
                                            Name: Kevin McCarthy
                                            Title: Managing Director

                                        COLTS 2001-1, LTD., as a Lender

                                        by: Structured Asset Investors, LLC
                                        as Collateral Manager

                                        By: /s/ Kevin McCarthy
                                            ------------------------------------
                                            Name: Kevin McCarthy
                                            Title: Managing Director

                                        Grand Central Asset Trust, DES Series,
                                        as a Lender

                                        By: /s/ Pam Gwin
                                            ------------------------------------
                                            Name: Pam Gwin
                                            Title: Attorney-in-fact

ANNEX B TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

SUPPLEMENTAL ANNEX B

PRO RATA SHARES AND COMMITMENT AMOUNTS

The existing Commitments of each Lender set forth below shall be increased by the amount set forth below:

Lender: General Electric Capital Corporation

Term Loan B Commitment: $25,000,000

Lender: Royal Bank of Canada

Revolving Loan Commitment: $10,000,000

ANNEX F TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

MINIMUM FIXED CHARGE COVERAGE RATIO

(Section 6.1(c))

EBITDA (calculated in Section 6.1(b) of this Annex)	$ ___________

$ Less: any provision for income taxes (whether paid or payable in cash)	___________

Capital Expenditures (calculated in Section 6.1(a) of this Annex), other than the portion thereof funded by third party financing	___________

Operating Cash Flow	$
===========
$ Fixed Charge Coverage Ratio is defined as follows:

Interest expense (whether cash or non-cash) deducted in the determination of Consolidated Net Income, including interest expense with respect to any Funded Debt and interest expense that has been capitalized

Less: Amortization of capitalized fees and expenses incurred with respect to the Related Transactions included in interest expense above	$ ___________

Amortization of any original discount attributable to any Funded Debt or warrants included in interest expense above	____________

Interest paid in kind and included in interest expense above	____________

Imputed interest or other non-cash interest related to swap or other interest rate agreements	____________

Interest Expense*	$ ____________

Plus: Scheduled payments of principal with respect to all Indebtedness**	____________

Fixed Charges	$
============
Fixed Charge Coverage Ratio (Operating Cash Flow from above, divided by Fixed Charges)
============

* During the period from the Closing Date through the Fiscal Quarter ended September 30, 2008, cash Interest Expense shall be calculated for the period commencing on the Closing Date and ending on the date most recently ended for which a Compliance Certificate is delivered to Agent divided by the number of days in such period and multiplied by 360 days. Thereafter, cash Interest Expense shall be calculated for the twelve (12) month period ending on the date most recently ended for which a Compliance Certificate is delivered to Agent.
** For calculations as of September 30, 2007, scheduled payments of principal with respect to all Indebtedness will be deemed to be the actual amount of such payments for the fiscal quarter ended September 30, 2007 multiplied by 4.0. For calculations as of December 31, 2007, scheduled payments of principal with respect to all Indebtedness will be deemed to be the actual amount of such payments for the fiscal quarters ended September 30, 2007 and December 31, 2007 multiplied by 2.0. For calculations of as March 31, 2008, scheduled payments of principal with respect to all Indebtedness will be deemed to be the actual amounts of such payments for the fiscal quarters ended September 30, 2007, December 31, 2007 and March 31, 2008 multiplied by 1.33 or one and one-third.

EXHIBIT 6.2(d) TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

EXHIBIT 6.2(d)

BORROWING BASE CERTIFICATE

RADNET MANAGEMENT, INC.

Date: ___________________9

This Certificate is given by Radnet Management, Inc. ("Borrower") pursuant to subsection 6.2(d) of that certain Credit Agreement dated as of ____________________________________ among Borrower, the other Credit Parties party thereto, the Lenders from time to time party thereto and General Electric Capital Corporation, as agent for the Lenders (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned is duly authorized to execute and deliver this. Certificate on behalf of Borrower. By executing this Certificate such officer hereby certifies to Agent and Lenders that:

(a)	Attached hereto as Schedule I is a calculation of the [proposed] Borrowing Base for Borrower as of the above date;

(b)	Attached hereto as Schedule II is a calculation of EBITDA for Holdings and its Subsidiaries as of the above date;

(c)	Based on such schedule, the [proposed] Borrowing Base as of the above date is:

IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed by its  ______________ this ____ day of __________________

RADNET MANAGEMENT, INC.

By: ____________________________
Its: ____________________________

SCHEDULE I
EXHIBIT 6.2(d)
CALCULATION OF BORROWING BASE

(a)	Applicable Senior Multiple Multiplied by:	$ _________

(b)
EBITDA (calculated in Schedule II to this Exhibit 6.2(d)) for twelve-month period ending on [insert date of most recent monthly financial statements required to be delivered pursuant to Section 6.1(a) of Credit Agreement] the "Defined Period")
$ _________

(c)	Product of (a) and (b)	$ _________

Less:

(d)	Outstanding principal balance of all Senior Debt of Holdings and its Subsidiaries as of [insert date of Borrowing Base Certificate] other than Revolving Loans	$ _________

(e)	((c) minus (d)) (if not a positive number, such amount shall be deemed to be zero)	$ _________

(f)	Applicable Total Multiple	$ _________

Multiplied by:

(g)
EBITDA (calculated in Section 6.1(b) of this Annex) for twelve-month period ending on [insert date of most recent monthly financial statements required to be delivered pursuant to Section 6.1(a) of Credit Agreement] the "Defined Period")
$ _________

(h)	Product of (f) and (g)	$ _________

Less:

(i)	Outstanding principal balance of total Funded Debt of Holdings and its Subsidiaries as of [insert date of Borrowing Base Certificate] other than Revolving Loans	$ _________

(j)	((h) minus (i)) (if not positive number, such amount shall be deemed to be zero)	$ _________

(k)	Borrowing Base as of [insert date of Borrowing Base Certificate] (lesser of (e) and (j))	$ _________

SCHEDULE II
EXHIBIT 6.2(d)

EBITDA

Consolidated Net Income is defined as follows:

Net income during the measuring period on a consolidated basis excluding:	_____________

the income (or deficit) of any Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, Holdings or any of Holdings' Subsidiaries	_____________

the income (or deficit) of any Person (other than a Subsidiary) in which Holdings has an ownership interest, except to the extent any such income has actually been received by Borrower or any of its Subsidiaries in the form of cash dividends or distributions
_____________

the undistributed earnings of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary
_____________

any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period	_____________

any net gain attributable to the write-up of any asset	_____________

any loss attributable to the write-down of any asset (other than Accounts and Inventory)	_____________

any net gain from the collection of the proceeds of life insurance policies	_____________

any net gain arising from the acquisition of any securities, or the extinguishment of any Indebtedness, of Holdings or any of its Subsidiaries	_____________

any deferred credit representing the excess of equity in any Subsidiary of Holdings at the date of acquisition of such Subsidiary over the cost to Holdings of the investment in such Subsidiary	_____________

Consolidated Net Income	$____________

EBITDA is defined as follows:	_____________

Consolidated Net Income (from above)	_____________

Less: (in each case to the extent included in the calculation of Consolidated Net Income, but without duplication):	_____________

income tax credits	_____________

interest income	_____________

gain from extraordinary items	_____________

any gain arising from the sale, exchange or other disposition of assets (including Equipment) out of the ordinary course of business, other than Accounts and Inventory	_____________

any other non-cash gains	_____________

expenditures related to the Related Transactions and not reflected on the Pro Forma or the footnotes thereto	_____________

non-recurring gains	_____________

Plus: (in each case to the extent deducted in the calculation of Consolidated Net Income, but without duplication):	_____________

any provision for income taxes	_____________

Interest expense (whether cash or non-cash) deducted in the determination of Consolidated Net Income, including interest expense with respect to any Funded Debt and interest expense that has been capitalized
_____________

depreciation and amortization	_____________

amortized debt discount (but in the case of amortization and expenses of Related Transactions, only to the extent included in the Pro Forma)	_____________

any deduction as the result of any grant to any members of the management of Holdings or any of its Subsidiaries of any Stock	_____________

loss from extraordinary items	_____________

any loss arising from the sale, exchange or other disposition of assets (including Equipment) out of the ordinary course of business, other than Accounts and Inventory	_____________

any other non-cash losses (other than non-cash losses relating to write-offs, write-downs or reserves with respect to Accounts and Inventory)	_____________

expenses of the Related Transactions, provided that such expenses were included in the Pro Forma, or disclosed in any notes thereto	_____________

employee severance expenses and retention bonuses in an aggregate amount not to exceed $2,600,000 paid on or prior to December 31, 2007 which expenses arose as a result of the transactions contemplated by the Radiologix Merger Agreement for all periods ending on or after the Closing Date
_____________

Other agreed to adjustments1	_____________

Plus: Pro Forma Cost Savings2	_____________

EBITDA3	$ _____________

____________________

1.       Other agreed adjustments to include EBITDA related to operating leases to the extent such leases have been converted to capital leases as of the end of the applicable measuring period.

2.       With respect to each trailing twelve month period ending on the Fiscal Quarter as specified on Exhibit A attached hereto, Pro Forma Cost Savings shall be deemed to be the amount set forth opposite such Fiscal Quarter on Exhibit A.

3.       EBITDA for entities acquired in a Permitted Acquisition or EBITDA relating to new joint ventures or management arrangements shall be included to the extent that such EBITDA has been approved by Agent in its reasonable discretion (it being agreed that to the extent not already included in EBITDA of Holdings and its Subsidiaries, EBITDA of Radiologix and its Subsidiaries for the Fiscal Months set forth on Exhibit B attached hereto shall be deemed to be the amount set forth opposite such Fiscal Month on Exhibit B).

EXHIBIT A

PRO FORMA COST SAVINGS

Fiscal Month	Adjustment
December, 2006	$10,975,410.00
January, 2007	$10,929,679.10
February, 2007	$10,838,217.40
March, 2007	$10,701,024.80
April, 2007	$10,518,101.30
May, 2007	$10,280,300.70
June, 2007	$9,978,476.90
July, 2007	$9,603,483.80
August, 2007	$9,137,028.80
September, 2007	$8,569,966.00
October, 2007	$7,893,149.00
November, 2007	$7,097,431.80
December, 2007	$6,301,714.60
January, 2008	$5,432,828.00
February, 2008	$4,609,672.20
March, 2008	$3,832,247.30
April, 2008	$3,100,553.30
May, 2008	$2,423,736.40
Jiine, 2008	$1,810,942.70
July, 2008	$1,271,318.30
August, 2008	$823,155.80
September, 2008	$475,601.10
October, 2008	$237,800.60
November, 2008	$118,900.30

EXHIBIT B

EBITDA OF RADIOLOGIX AND ITS SUBSIDIARIES

Fiscal Month	EBITDA
September, 2005	$3,939,000.00
October, 2005	$3,796,000.00
November, 2005	$2,545,000.00
December, 2005	$4,386,000.00
January, 2006	$3,430,000.00
February, 2006	$3,048,000.00
March, 2006	$5,435,000.00
April, 2006	$2,564,000.00
May, 2006	$3,449,000.00
June, 2006	$5,059,000.00
July, 2006	$3,028,000.00
August, 2006	$4,048,000.00
September, 2006	$4,449,000.00